NUVEEN WINSLOW MANAGED VOLATILITY EQUITY FUND

SUPPLEMENT DATED FEBRUARY 24, 2017

TO THE PROSPECTUS DATED NOVEMBER 30, 2016

Nuveen Winslow Managed Volatility Equity Fund will be liquidated after the close of business on or near February 28, 2017. The fund will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-WMEP-0217P